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                                                                   EXHIBIT 10.11

                                                                          WILLIS
Reference     : SGT5667.
Reinsured     : National Indemnity Company.
Type          : Quota Share.


REINSURED:                             NATIONAL INDEMNITY COMPANY, Omaha, USA.

PERIOD:                                Covering business incepting
                                       between 1 January 2002 and 31
                                       May 2002, both days inclusive,
                                       in respect of the 2002 year of
                                       account excluding the
                                       reinsurance to close from
                                       earlier years of account. In
                                       addition US Surplus Lines
                                       Business written between 1 June
                                       2002 and 30 June 2002, both days
                                       inclusive, is covered hereunder.

TYPE:                                  Quota Share.

INTEREST:                              To cover the Reinsured's
                                       liabilities assumed under Quota
                                       Share Agreement, Willis Ltd
                                       Reference SGT5648, in the name
                                       of Syndicate 2020, Wellington
                                       Underwriting, and in respect of
                                       their Whole Account from 1
                                       January 2002 to 31 May 2002,
                                       plus US Surplus Lines Business
                                       written from 1 June 2002 to 30
                                       June 2002.

TERRITORIAL SCOPE:                     Worldwide

TREATY DETAIL:                         The Reinsurer agrees to accept a 34%
                                       share of the Reinsured's 35.70% Quota
                                       Share allocation of Syndicate 2020,
                                       Wellington Underwriting's Whole Account
                                       for the specified period.

                                       Syndicate 2020, Wellington
                                       Underwriting's Stamp Capacity
                                       for 2002: GBP 625,000,000

                                       All of the above is subject to a
                                       maximum ceded premium of 34% of
                                       30% of Stamp Capacity or GBP
                                       63,750,000.

                                       The above capacity and limit are
                                       calculated at the following
                                       rates of exchange:

                                       GBP 1 = USD 1.55 = CAD 2.27 =
                                       EUR 1.52 = AUD 2.51 = JPY 170.91
                                       = ZAR 10.29 = CHF 2.39.

                                       The Reinsurer shall share in the
                                       benefits (to the extent
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                                                                          WILLIS
Reference     : SGT5667.
Reinsured     : National Indemnity Company.
Type          : Quota Share.

                                       recoveries are collected) and
                                       costs of all reinsurances
                                       protecting Syndicate 2020,
                                       Wellington Underwriting's Whole
                                       Account, other than the Whole
                                       Account Stop Loss coverage
                                       bought by the Syndicate.

PREMIUM: Reinsurer's quota share of 100% Whole Account premium written less Reinsured's commissions and expenses. (Premiums are original premiums less all overseas levies, taxes and original brokerage and commissions, with no further deduction for any other fees, costs, or levies).

CASH LOSS:                             GBP 170,000 any one loss to this
                                       reinsurance (net of claims
                                       collectable under other
                                       reinsurances).

OVERRIDING COMMISSION:                 9.0 % on gross net premiums
                                       ceded. Gross net premiums are
                                       original premiums less all
                                       overseas levies, taxes and
                                       original brokerage and
                                       commissions. Net premiums are
                                       Gross net premiums less
                                       reinsurance costs.

PROFIT COMMISSION:                     10% (after 7.5% Reinsurer's
                                       expenses) on profit amount up to
                                       20% of Net Premiums. 25%
                                       thereafter. Provisional Profit
                                       Commission payable by Reinsurer
                                       at 31 December, 2004 and
                                       adjustable quarterly thereafter
                                       until execution of Reinsurer's
                                       Commutation and Hold Harmless
                                       Agreement.

                                       Plus an additional 2% with
                                       calculation based on profit
                                       prior to the application of any
                                       Profit Commission calculation on
                                       the original Quota Share
                                       Agreement (Willis Ltd Reference
                                       SGT5648)

                                       Payment of any provisional
                                       Profit Commission is to be made
                                       by 31 March 2005. Subsequent
                                       quarterly adjustments to the
                                       Profit Commission are to be paid
                                       within 90 days of the end of
                                       each quarter.

REINSURANCE PREMIUM ALLOCATION:        34% of Reinsurance Premium costs
                                       allocated to the Qualifying
                                       Quota Share underwritten by the
                                       Reinsured, Willis Limited
                                       Reference SGT5648.

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                                                                          WILLIS
Reference     : SGT5667.
Reinsured     : National Indemnity Company.
Type          : Quota Share.

ACCOUNTS:                              Quarterly. Accounts to be
                                       rendered within 45 days of due
                                       date.

                                       Account to be paid in settlement
                                       currencies.

                                       Undisputed items to be paid
                                       within 15 working days of
                                       rendering, other items upon
                                       agreement.

                                       First Quarterly Account as at 30
                                       September, 2002.

                                       Funds Withheld Basis. Interest
                                       payable to be calculated at
                                       either the rates on USD Funds
                                       and GBP Funds as reported in the
                                       Syndicate's accounts, or the
                                       applicable 90 days London
                                       Interbank Offer Rates (LIBOR),
                                       whichever is the lesser, as
                                       applied to each currency
                                       individually. No interest on
                                       funds withheld which are due
                                       from Reinsurer from date of
                                       Reinsured's payment of Account.

TAXES:                                 Federal Excise Tax as applicable
                                       to be deducted from Premium due
                                       Reinsurer.

LETTERS OF CREDIT:                     Reinsurer to provide appropriate
                                       Letter of Credit to the amount
                                       of 40% of Expected Gross Written
                                       Premium ceded hereunder, plus
                                       Letters of Credit required in
                                       excess of this amount in order
                                       to comply with NAIC
                                       requirements, as applicable.
                                       Letters of credit must be in
                                       form required for NICO to
                                       receive credit for reinsurance
                                       under NAIC model credit for
                                       reinsurance act.

GENERAL CONDITIONS:                    Subject to Lloyd's and FSA
                                       approval.

                                       Arbitration Clause as attached.

                                       Proper Law and Jurisdiction
                                       governing this Reinsurance
                                       (including Arbitration Tribunal)
                                       shall be the law of Nebraska.

                                       All reinsurances (excess of loss
                                       or otherwise) purchased by
                                       Syndicate 2020, Wellington
                                       Underwriting, to be for common
                                       account, other than Whole
                                       Account Stop Loss. Costs and
                                       recoveries to be shown
                                       separately in each account to
                                       the extent that such information
                                       is provided by

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                                                                          WILLIS
Reference     : SGT5667.
Reinsured     : National Indemnity Company.
Type          : Quota Share.

                                       Syndicate 2020.

                                       The Reinsurer shall hereon
                                       follow the fortunes of Syndicate
                                       2020, Wellington Underwriting
                                       and the Reinsured in respect of
                                       all original business and all
                                       common account reinsurances
                                       which are the subject matter of
                                       this reinsurance.

                                       This Reinsurance may be commuted
                                       at the request of either party
                                       after five years from inception
                                       and at any subsequent
                                       anniversary date, at conditions
                                       to be agreed. Nevertheless this
                                       Reinsurance may not be commuted
                                       any earlier than the original
                                       Qualifying Quota Share (Willis
                                       Limited Reference SGT5648)
                                       except by Agreement.

                                       Access to Records, as attached.

                                       Willis Limited Intermediary
                                       Clause, amended for direct
                                       settlements, as attached.

                                       Offset, as attached.

                                       No Third Party Rights, as
                                       attached.

                                       Non-waiver, as attached.

                                       Insolvency, as attached.

                                       Noted and agreed that the
                                       Reinsurer has made their own
                                       underwriting investigations of
                                       the business to be ceded
                                       hereunder.

WORDING:                               To be agreed.

OFFSET
------

The Reinsured or the Reinsurer may offset any balance(s) due from the other under this Agreement or any other reinsurance agreement between them. Each party may exercise such right at any time whether the balance(s) due are on account of premiums or losses or otherwise.

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                                                                          WILLIS
Reference     : SGT5667.
Reinsured     : National Indemnity Company.
Type          : Quota Share.


NO THIRD PARTY RIGHTS
---------------------

In no event shall anyone other than the Reinsurer or the Reinsured have any rights under this Agreement, whether under the Third Parties' Rights under Contracts Act (1999) or otherwise.

NON-WAIVER
----------

The failure of the Reinsured or the Reinsurer to insist on compliance with this Agreement or to exercise any right or remedy hereunder shall not constitute a waiver of any rights or remedy contained herein or otherwise, nor estop either party from thereafter demanding full and complete compliance nor prevent either party from exercising such rights or remedy in the future.

INSOLVENCY
----------

In the event of the insolvency or liquidation of the Reinsured, this reinsurance shall be payable solely to the Reinsured or to its liquidator, receiver, conservator or statutory successor in accordance with all the terms and conditions of this Agreement. Under no circumstances shall the Reinsurer's obligations be accelerated in time or enlarged in the event of the insolvency, scheme of arrangement or other impairment of the Reinsured.

Insolvency Clause to be amended as required for Reinsured to receive credit for this reinsurance under NAIC model credit for reinsurance act.

ARIAS ARBITRATION AGREEMENT
---------------------------

All disputes and differences arising under or in connection with this Agreement shall be referred to arbitration under ARIAS Arbitration Rules.

The Arbitration Tribunal shall consist of three arbitrators, one to be appointed by the Claimant, one to be appointed by the Respondent and the third to be appointed by the two appointed arbitrators.

The third member of the Tribunal shall be appointed as soon as practicable (and no later than 28 days) after the appointment of the two party-appointed arbitrators. The Tribunal shall be constituted upon the appointment of the third arbitrator.

The Arbitrators shall be persons (including those who have retired) with not less than ten years' experience of insurance or reinsurance within the industry.

Where a party fails to appoint an arbitrator within 14 days of being called upon to do so or where the two party-appointed arbitrators fail to appoint a third within 28 days of their appointment, then upon application ARIAS (US) will appoint an arbitrator to fill the vacancy. At any time prior to the appointment by ARIAS (US) the party or arbitrators in default may make such appointment.

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                                                                          WILLIS
Reference     : SGT5667.
Reinsured     : National Indemnity Company.
Type          : Quota Share.

The Tribunal may in its sole discretion make such orders and directions as it considers to be necessary for the final determination of the matters in dispute. The Tribunal shall have the widest discretion permitted under the law governing the arbitral procedure when making such orders or directions.

The seat of arbitration shall be Omaha, Nebraska.

The proper law of this Agreement shall be the law of Nebraska.

ACCESS TO RECORDS
-----------------

The Reinsurer or their duly authorised representatives shall, at all reasonable times and upon reasonable notice being given, be entitled to inspect all relevant records, correspondence and documents in the possession of the Reinsured relating to the adjustment of a loss or losses under this Agreement. This entitlement shall continue for as long as the Reinsurer remains liable under this Agreement.

A copy of the Inspection Report and/or a summary of its findings shall be delivered to the Reinsured within four weeks of the completion of the inspection and any costs and expenses incurred under any such inspection shall be borne by the Reinsurer.

Notwithstanding the foregoing, this Article shall not be understood to alter any other terms of this Agreement and the Reinsurer shall not delay payment of amounts due to the Reinsured pending the results of any such inspection. However this shall not prejudice the Reinsurer rights to recover any amounts they have paid to the Reinsured which, following such inspection, are proven to be outside of the terms of this Agreement.

INTERMEDIARY
------------

Willis Limited, Ten Trinity Square, London, EC3P 3AX are recognised as the intermediary negotiating this Agreement; through whom all communications relating thereto shall be transmitted to both parties.

Notwithstanding the above payments of balances due shall be made directly between the Reinsured and Reinsurer.




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                                                                          WILLIS
Reference     : SGT5667.
Reinsured     : National Indemnity Company.
Type          : Quota Share.

                                  SIGNING PAGE
                                  ------------


|      Signed     |
|      Line %     |

                     Approved for National Indemnity Company

                                  06 June 2002

                       by /s/ Forrest N. Katter, Secretary
                          --------------------------------

                          Forrest N. Katter, Secretary